UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 8, 2008

MERGE HEALTHCARE INCORPORATED
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	0-29486	39-1600938
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6737 West Washington Street, Suite 2250, Milwaukee, Wisconsin		53214-5650
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(414) 977-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Merge Healthcare Incorporated (the "Registrant") entered into written employment letter agreements on July 15, 2008 with each of Justin C. Dearborn, Steven M. Oreskovich and Nancy J. Koenig and on July 8, 2008 with Antonia Wells in connection with their appointments on June 4, 2008 to their respective executive officer positions.

Under the terms of their compensation arrangements as previously disclosed and as reflected in the employment letter agreements, Mr. Dearborn receives an annual base salary of $250,000 and is eligible for a target annual bonus equal to his annual base salary; Mr. Oreskovich receives an annual base salary of $200,000 and is eligible for a target annual bonus equal to 50% of his annual base salary; and each of Ms. Koenig and Ms. Wells receives an annual base salary of $200,000 and is eligible for a target annual bonus equal to her annual base salary. In addition, in connection with their appointment as executive officers of the Registrant and as previously disclosed, the Registrant granted Mr. Dearborn, Mr. Oreskovich, Ms. Koenig and Ms. Wells options to purchase 400,000, 200,000, 200,000 and 200,000 shares, respectively, of the Registrant’s Common Stock at a per share price equal to $0.68, the closing price on the date of grant.

Copies of the employment letter agreements between the Registrant and each of Mr. Dearborn, Mr. Oreskovich, Ms. Koenig and Ms. Wells are attached to this Current Report as Exhibits 10.19, 10.20, 10.21 and 10.22, respectively.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.19 Employment Letter Agreement between the Registrant and Justin C. Dearborn entered into as of June 4, 2008.

Exhibit 10.20 Employment Letter Agreement between the Registrant and Steven M. Oreskovich entered into as of June 4, 2008.

Exhibit 10.21 Employment Letter Agreement between the Registrant and Nancy J. Koenig entered into as of June 4, 2008.

Exhibit 10.22 Employment Letter Agreement between the Registrant and Antonia Wells entered into as of June 4, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERGE HEALTHCARE INCORPORATED

July 15, 2008	By:	Craig D. Apolinsky

Name: Craig D. Apolinsky
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

10.19	Employment Letter Agreement between the Registrant and Justin C. Dearborn entered into as of June 4, 2008.
10.20	Employment Letter Agreement between the Registrant and Steven M. Oreskovich entered into as of June 4, 2008.
10.21	Employment Letter Agreement between the Registrant and Nancy J. Koenig entered into as of June 4, 2008.
10.22	Employment Letter Agreement between the Registrant and Antonia Wells entered into as of June 4, 2008.